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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 13, 2000

PIXELWORKS, INC.
(exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	000-30269 (Commission File Number)	91-1761992 (IRS Employer Identification No.)
7700 SW Mohawk, Tualatin, Oregon (Address of principal executive offices)	97062 (zip code)

Registrant's telephone number, including area code:  (503) 612-6700

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits

      99.1  Press Release issued by Pixelworks, Inc. on December 13, 2000

Item 9.  REGULATION FD DISCLOSURE

    On December 13, 2000, Pixelworks, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 13, 2000.

PIXELWORKS, INC. (Registrant)
By:	/s/ JEFF BOUCHARD Jeff Bouchard Vice President, Finance and Chief Financial Officer

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SIGNATURES